UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2006

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware 000-23554 59-2921318

(State of Incorporation) (Commission File Number) (IRS Employer ID No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701

(Address of principal executive offices) (Zip Code)

(407) 741-5300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e.4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 6, 2006, Diego Vietia notified the International Assets Holding Corporation (the "Company") that he will resign as an executive officer of the Company effective September 30, 2006. Mr. Veitia currently serves as the Executive Chairman of the Company. Commencing on October 1, 2006, Mr. Veitia will continue to serve as a director of the Company in the position of Chairman of the Board of Directors.

Item 7.01. Regulation FD Disclosure

A copy of the press release announcing the resignation of Mr. Veitia as an executive officer issued by the Company on July 12, 2006 is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Description

99.1 Press release announcing the resignation of Diego Veitia as an executive officer issued by the Company on July 12, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: July 12, 2006 /s/ Sean M. O'Connor

Sean M. O'Connor

Chief Executive Officer

Exhibit 99.1- Press Release